                                  EXHIBIT 99(i)

NEWS RELEASE
TO BUSINESS EDITOR:

                    COMM BANCORP, INC. REPORTS 2004 EARNINGS

      Clarks Summit, PA, January 22/PR Newswire/-Comm Bancorp, Inc. (Nasdaq:
CCBP) today reported 2004 earnings of $4,725 thousand or $2.50 per share. Comparable 2003 earnings were $4,700 thousand or $2.45 per share. Earnings for the fourth quarter increased $155 thousand or 14.5% to $1,225 thousand or $0.66 per share in 2004, from $1,070 thousand or $0.56 per share in 2003.

      For the fourth quarter and year ended December 31, 2004, return on average assets was 0.91% and 0.92% respectively, compared to 0.83% and 0.93% for the respective 2003 periods. Return on average equity was 10.25% for the fourth quarter and 9.97% for the year in 2004, compared to 9.14% and 10.23% for the same periods of 2003.

      "Despite enduring many factors which affected profitability in 2004, we are very pleased with the Company's performance," stated William F. Farber, Sr., President and Chief Executive Officer. "The Company was able to record marginal growth in earnings in spite of having to counteract a slight compression in our net interest margin, a decline in demand for mortgage-related products and added expenses from infrastructure expansion," continued Farber. "We experienced a substantial improvement in earnings for the fourth quarter of 2004 and the outlook for 2005 is favorable. During the first quarter, the Company will introduce new product and service alternatives that will generate additional fee income, while strengthening customer relationships. In addition, we have strategically positioned the Company's balance sheet to be able to benefit from a rising interest rate environment," concluded Farber.

HIGHLIGHTS

   -  Fourth quarter earnings improved 14.5% over prior year.

   -  Revenue from service charges, fees and commissions increased 6.4% in 2004.

   -  Net charge-offs declined 49.4%, comparing 2004 and 2003.

   -  Average loan volume increased 8.0% in 2004.

   -  Noninterest-bearing deposits grew 14.5% in 2004.

INCOME STATEMENT REVIEW

      For the year-ended December 31, 2004, tax-equivalent interest revenue improved $292 thousand to $18,346 thousand from $18,054 thousand in 2003. Growth in average earning assets over interest-bearing liabilities, more than offset a 3 basis point reduction in the net interest spread. Average earning assets grew $12.9 million to $488.3 million in 2004, from $475.4 million in 2003. Average loans increased $27.6 million in 2004, while average investments and federal funds sold decreased $14.7 million. Total interest-bearing liabilities averaged $401.7 million in 2004, an increase of $4.7 million from $397.0 million in 2003. The growth was concentrated in lower-costing deposits, as the volumes of higher-costing time deposits declined. The change in volumes of earning assets and interest-bearing liabilities resulted in an increase in tax-equivalent net interest income of $1,473 thousand. The majority of the increase due to volume changes, was offset by a $1,181 thousand reduction in tax-equivalent net interest income due to changes in interest rates. A 21 basis point reduction in the cost of funds from 2.51% in 2003 to 2.30% in 2004, was more than offset by a 24 basis point decline in the tax-equivalent yield on earning assets from 5.89% in 2003 to 5.65% in 2004. The yield on the loan portfolio fell 63 basis points, while the yield on investment securities rose 47 basis points. The tax-equivalent net interest margin in 2004 was 3.76% compared to 3.80% in 2003.

      The provision for loan losses totaled $600 thousand in 2004 compared to $480 thousand in 2003. For the fourth quarter of 2004 and 2003, the provision for loan losses amounted to $150 thousand and $120 thousand, respectively.

      The demand for mortgage loans and refinancing slowed considerably in 2004, which resulted in a $635 thousand or 52.4% decrease in gains on the sale of residential mortgages. Overall, noninterest revenue declined $468 thousand or 11.6% to $3,566 thousand in 2004 from $4,034 thousand in 2003. Partially mitigating the effect of the decline in mortgage lending was a $180 thousand or 6.4% increase in service charges, fees and commissions. Net gains on the sale of investment securities, which were realized in the fourth quarter, were $13 thousand in 2003. There were no such gains in 2004. For the fourth quarter, noninterest income totaled $900 thousand in 2004 and $928 thousand in 2003. Gains on the sale of residential mortgages decreased $30 thousand, while fee income increased $15 thousand.

      Noninterest expense increased $178 thousand or 1.2% to $14,662 thousand in 2004, from $14,484 thousand in 2003. The slight increase was due mainly to a $214 thousand or 9.5% rise in occupancy and equipment expense coupled with a $173 thousand or 3.4% increase in other expenses. Salaries and employee benefits expense declined $209 thousand or 2.9%. For the fourth quarter of 2004, noninterest expense totaled $3,676 thousand, a decrease of $66 thousand or 1.8% compared to $3,742 thousand for the same quarter of 2003. Other expenses rose $36 thousand and occupancy and equipment expense rose $31 thousand, while salaries and employee benefits expense decreased $133 thousand.

BALANCE SHEET REVIEW

      Total assets rose $18.9 million or 3.7% to $528.3 million at December 31, 2004, from $509.4 million at the end of 2003. Loans, net of unearned income, grew $23.8 million or 6.6% to $381.7 million at the close of 2004. Loan growth was funded primarily through deposit gathering as total deposits grew $19.0 million or 4.1% from the end of 2003. Interest-bearing deposits rose $10.4 million or 2.6%, while noninterest-bearing deposits increased $8.6 million or 14.6%. Federal funds sold were $900 thousand at year-end 2004 compared to $11.5 million one year ago. Available-for-sale investment securities increased $13.5 million to $118.7 million at December 31, 2004, from $105.2 million at December 31, 2003.

      Stockholders' equity improved $0.8 million to $47.3 million or $25.38 per share at December 31, 2004, compared to $46.5 million or $24.41 per share at December 31, 2003. Net income of $4,725 thousand was the primary factor contributing to the capital improvement. During the year ended December 31, 2004, 48,365 shares of common stock were repurchased for $1,956 thousand, while dividends declared equaled $1,658 thousand or $0.88 per share in 2004. Accumulated other comprehensive income, which related entirely to unrealized gains and losses on our available-for-sale portfolio, decreased $579 thousand from year-end 2003. The Company's stock closed at a price of $41.78 per share and traded at 165% of book and 16.7 times trailing twelve month earnings-per-share at December 31, 2004.

      Nonperforming assets increased $877 thousand to $3.3 million at December 31 2004, from $2.4 million at year-end 2003. The deterioration in asset quality resulted from a $526 thousand rise in nonaccrual loans, coupled with increases of $213 thousand in accruing loans past due 90 days or more and $138 thousand in foreclosed assets. As a percentage of loans, net of unearned income, nonperforming assets equaled 0.86% at year-end 2004 compared to 0.67% at December 31, 2003.

      The allowance for loan losses was $3.9 million or 1.01% of loans, net of unearned income, at December 31, 2004, compared to $3.6 million or 1.00% of loans, net of unearned income at December 31, 2003. The allowance for loan losses covered 117.5% of nonperforming assets at year-end 2004, compared to 148.9% at the end of 2003. Net loans charged-off decreased $316 thousand or 49.3% to $325 thousand in 2004 from $641 thousand in 2003. As a percentage of average loans outstanding, net charge-offs equaled 0.09% in 2004 and 0.18% in 2003.

      Comm Bancorp, Inc. serves five Pennsylvania counties through Community Bank and Trust Company's 17 community banking offices. Each office, interdependent with the community, offers a comprehensive array of financial products and services to individuals, businesses, not-for-profit organizations and government entities. In addition, customers can take advantage of KlickSM Banking, on-line banking services, by accessing the Company's web site at http://www.combk.com. The Company's business philosophy includes offering direct access to senior management and other officers and providing friendly, informed and courteous service, local and timely decision making, flexible and reasonable operating procedures and consistently-applied credit policies.

                           [TABULAR MATERIAL FOLLOWS]

                                                SUMMARY DATA
                                             COMM BANCORP, INC.
                                             FIVE QUARTER TREND
                                    (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                            Dec. 31,       Sept. 30,      June 30,        March 31,      Dec. 31,
                                             2004            2004          2004            2004            2003
Key performance data:

Per share data:
Net income                                $     0.66      $     0.56     $     0.66      $     0.62     $     0.56
Cash dividends declared                   $     0.22      $     0.22     $     0.22      $     0.22     $     0.22
Book value                                $    25.38      $    25.27     $    24.60      $    25.01     $    24.41
Tangible book value                       $    25.05      $    24.91     $    24.20      $    24.57     $    23.95
Market value:
  High                                    $    41.78      $    41.00     $    41.45      $    40.87     $    38.85
  Low                                     $    39.20      $    39.20     $    38.78      $    38.06     $    35.97
  Closing                                 $    41.78      $    41.00     $    41.45      $    40.87     $    37.75
Market capitalization                     $   77,894      $   76,957     $   78,264      $   77,954     $   71,971
Common shares outstanding                  1,864,391       1,877,000      1,888,151       1,907,377      1,906,528

Selected ratios:

Return on average stockholders' equity         10.25%           9.00%         10.61%          10.03%          9.14%

Return on average assets                        0.91%           0.82%          0.99%           0.94%          0.83%

Leverage ratio                                  8.75%           8.78%          8.80%           8.83%          8.66%

Efficiency ratio                               70.30%          73.82%         69.05%          70.67%         72.28%

Nonperforming assets to loans, net              0.86%           0.78%          0.56%           0.49%          0.67%

Net charge-offs to average loans, net           0.10%           0.09%          0.06%           0.09%          0.29%

Allowance for loan losses to loans, net         1.01%           1.02%          0.99%           1.00%          1.00%

Earning assets yield (FTE)                      5.58%           5.55%          5.75%           5.73%          5.64%

Cost of funds                                   2.34%           2.29%          2.27%           2.29%          2.30%

Net interest spread (FTE)                       3.24%           3.26%          3.48%           3.44%          3.34%

Net interest margin (FTE)                       3.66%           3.67%          3.88%           3.83%          3.73%

                               COMM BANCORP, INC.
                        CONSOLIDATED STATEMENTS OF INCOME
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)

Year ended                                                                        Dec. 31,            Dec.31,
                                                                                   2004                2003
Interest income:
Interest and fees on loans:
  Taxable                                                                       $   21,597          $   22,228
  Tax-exempt                                                                           848                 780
Interest and dividends on investment securities available-for-sale:
  Taxable                                                                            2,139               1,994
  Tax-exempt                                                                         1,572               1,586
  Dividends                                                                             29                  40
Interest on federal funds sold                                                         148                 180
    Total interest income                                                           26,333              26,808

Interest expense:
Interest on deposits                                                                 9,232               9,969
Interest on borrowed funds                                                               1                   3
    Total interest expense                                                           9,233               9,972
    Net interest income                                                             17,100              16,836
Provision for loan losses                                                              600                 480
    Net interest income after provision for loan losses                             16,500              16,356

Noninterest income:
Service charges, fees and commissions                                                2,989               2,809
Net gains on sale of loans                                                             577               1,212
Net gains on sale of investment securities                                                                  13
    Total noninterest income                                                         3,566               4,034

Noninterest expense:
Salaries and employee benefits expense                                               6,968               7,177
Net occupancy and equipment expense                                                  2,464               2,250
Other expenses                                                                       5,230               5,057
    Total noninterest expense                                                       14,662              14,484
Income before income taxes                                                           5,404               5,906
Provision for income tax expense                                                       679               1,206
    Net income                                                                  $    4,725          $    4,700

Other comprehensive loss:
Unrealized losses on investment securities available-for-sale                   $     (878)         $     (700)
Reclassification adjustment for gains included in net income                                               (13)
Income tax benefit related to other comprehensive loss                                (299)               (242)
    Other comprehensive loss, net of income taxes                                     (579)               (471)
    Comprehensive income                                                        $    4,146          $    4,229

Per share data:
Net income                                                                      $     2.50          $     2.45
Cash dividends declared                                                         $     0.88          $     0.88
Average common shares outstanding                                                1,890,960           1,921,063

                               COMM BANCORP, INC.
                        CONSOLIDATED STATEMENTS OF INCOME
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                Dec. 31,       Sept. 30,       June 30,       March 31,       Dec. 31,
         Three months ended                       2004            2004           2004            2004           2003
Interest income:
Interest and fees on loans:
   Taxable                                    $     5,472     $     5,405    $     5,431     $     5,289    $     5,447
   Tax-exempt                                         244             191            208             205            203
Interest and dividends on investment
securities available-for-sale:
   Taxable                                            610             495            499             535            509
   Tax-exempt                                         392             392            395             393            393
   Dividends                                            1               7             11              10              6
Interest on federal funds sold                         42              68             22              16             17
   Total interest income                            6,761           6,558          6,566           6,448          6,575

Interest expense:
Interest on deposits                                2,431           2,323          2,240           2,238          2,323
Interest on borrowed funds                              1                                                             3
   Total interest expense                           2,432           2,323          2,240           2,238          2,326
   Net interest income                              4,329           4,235          4,326           4,210          4,249
Provision for loan losses                             150             150            150             150            120
   Net interest income after
   provision for loan losses                        4,179           4,085          4,176           4,060          4,129

Noninterest income:
Service charges, fees and commissions                 731             780            752             726            716
Net gains on sale of loans                            169              84            128             196            199
Net gains on sale of investment securities                                                                           13
   Total noninterest income                           900             864            880             922            928

Noninterest expense:
Salaries and employee benefits expense              1,716           1,772          1,754           1,726          1,849
Net occupancy and equipment expense                   635             566            599             664            604
Other expenses                                      1,325           1,426          1,242           1,237          1,289
   Total noninterest expense                        3,676           3,764          3,595           3,627          3,742
Income before income taxes                          1,403           1,185          1,461           1,355          1,315
Provision for income tax expense                      178             120            206             175            245
   Net income                                 $     1,225     $     1,065    $     1,255     $     1,180    $     1,070

Other comprehensive income (loss):
Unrealized gains (losses) on investment
securities available-for-sale                 $      (640)    $     1,203    $    (1,991)    $       550    $      (268)
Reclassification adjustment for
gains included in net income                                                                                        (13)
Income tax expense (benefit) related to
other comprehensive income (loss)                    (218)            409           (677)            187            (95)
   Other comprehensive income (loss),
   net of income taxes                               (422)            794         (1,314)            363           (186)
   Comprehensive income (loss)                $       803     $     1,859    $       (59)    $     1,543    $       884

Per share data:
Net income                                    $      0.66     $      0.56    $      0.66     $      0.62    $      0.56
Cash dividends declared                       $      0.22     $      0.22    $      0.22     $      0.22    $      0.22
Average common shares outstanding               1,869,693       1,886,534      1,900,321       1,907,573      1,906,528

                               COMM BANCORP, INC.
                 DETAILS OF NET INTEREST AND NET INTEREST MARGIN
                 (IN THOUSANDS, FULLY TAXABLE EQUIVALENT BASIS)

Three months ended                    Dec.31,       Sept.30,        June 30,      March 31,        Dec.31,
                                       2004           2004            2004          2004            2003
Net interest income:
Interest income
Loans, net:
  Taxable                             $ 5,472       $  5,405        $  5,431      $   5,289        $ 5,447
  Tax-exempt                              368            290             315            311            306
    Total loans, net                    5,840          5,695           5,746          5,600          5,753
Investments:
  Taxable                                 611            502             510            545            515
  Tax-exempt                              594            595             597            596            596
    Total investments                   1,205          1,097           1,107          1,141          1,111
Federal funds sold                         42             68              22             16             17
    Total interest income               7,087          6,860           6,875          6,757          6,881
Interest expense
  Deposits                              2,431          2,323           2,240          2,238          2,323
  Borrowed funds                            1                                                            3
    Total interest expense              2,432          2,323           2,240          2,238          2,326
    Net interest income               $ 4,655       $  4,537        $  4,635      $   4,519        $ 4,555

Loans, net:
  Taxable                                6.14%          6.13%           6.36%          6.27%          6.48%
  Tax-exempt                             6.04%          4.83%           4.05%          4.31%          4.87%
    Total loans, net                     6.13%          6.05%           6.17%          6.12%          6.37%
Investments:
  Taxable                                2.83%          3.02%           3.15%          3.23%          2.35%
  Tax-exempt                             7.39%          7.40%           7.45%          7.48%          7.41%
    Total investments                    4.07%          4.45%           4.57%          4.59%          3.71%
Federal funds sold                       1.90%          1.42%           0.98%          1.00%          0.94%
    Total earning assets                 5.58%          5.55%           5.75%          5.73%          5.64%
Interest expense
  Deposits                               2.34%          2.29%           2.27%          2.29%          2.30%
  Borrowed funds                         2.35%                                                        1.13%
    Total interest-bearing liabilities   2.34%          2.29%           2.27%          2.29%          2.30%
    Net interest spread                  3.24%          3.26%           3.48%          3.44%          3.34%
    Net interest margin                  3.66%          3.67%           3.88%          3.83%          3.73%

                               COMM BANCORP, INC.
                           CONSOLIDATED BALANCE SHEETS
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                Dec. 31,      Sept. 30,     June 30,      March 31,     Dec.31,
At period end                                                     2004           2004         2004           2004        2003
Assets:
Cash and due from banks                                         $ 11,802      $  10,960     $  6,923      $   9,121    $ 17,099
Federal funds sold                                                   900         15,900       17,100          9,750      11,500
Investment securities available-for-sale                         118,756        111,522       99,639        101,982     105,248
Loans held for sale, net                                           1,917          3,302        2,432          4,062       3,205
Loans, net of unearned income                                    381,723        374,986      377,268        365,280     357,940
Less: Allowance for loan losses                                    3,859          3,809        3,743          3,652       3,584
Net loans                                                        377,864        371,177      373,525        361,628     354,356
Premises and equipment, net                                       11,628         11,843       12,078         12,361      12,484
Other assets                                                       5,455          5,242        5,554          5,726       5,560
    Total Assets                                                $528,322      $ 529,946     $517,251      $ 504,630    $509,452

Liabilities:
Deposits:
  Noninterest-bearing                                           $ 67,714      $  65,199     $ 63,405      $  58,296    $ 59,119
  Interest-bearing                                               410,770        414,104      404,290        395,071     400,347
    Total deposits                                               478,484        479,303      467,695        453,367     459,466
Other liabilities                                                  2,520          3,204        3,112          3,569       3,445
    Total liabilities                                            481,004        482,507      470,807        456,936     462,911

Stockholders' equity:
Common stock, par value $0.33 authorized
  12,000,000, issued 1,864,391; 1,877,000;
  1,888,151; 1,907,377; 1,906,528                                    615            619          623            629         629
Capital surplus                                                    6,675          6,658        6,637          6,637       6,576
Retained earnings                                                 38,494         38,206       38,022         37,952      37,223
Accumulated other comprehensive income                             1,534          1,956        1,162          2,476       2,113
    Total stockholders' equity                                    47,318         47,439       46,444         47,694      46,541
    Total liabilities and stockholders' equity                  $528,322      $ 529,946     $517,251      $ 504,630    $509,452

                               COMM BANCORP, INC.
                           CONSOLIDATED BALANCE SHEETS
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                Dec.31,        Sept.30,     June 30,      March 31,        Dec. 31,
Average quarterly balances                                       2004           2004         2004           2004             2003
Assets:
Loans, net:
  Taxable                                                      $ 354,820      $ 350,602    $ 343,312      $ 339,100       $ 333,352
  Tax-exempt                                                      24,231         23,910       31,278         29,008          24,948
    Total loans, net                                             379,051        374,512      374,590        368,108         358,300
Investments:
  Taxable                                                         85,853         66,088       65,145         67,907          86,989
  Tax-exempt                                                      31,961         32,004       32,234         32,030          31,917
    Total investments                                            117,814         98,092       97,379         99,937         118,906
Federal funds sold                                                 8,793         19,109        8,995          6,463           7,202
    Total earning assets                                         505,658        491,713      480,964        474,508         484,408
Other assets                                                      27,176         27,298       27,698         28,304          28,030
    Total assets                                               $ 532,834      $ 519,011    $ 508,662      $ 502,812       $ 512,438

Liabilities and stockholders' equity:
Deposits:
  Interest-bearing                                             $ 413,706      $ 402,952    $ 396,265      $ 393,627       $ 399,985
  Noninterest-bearing                                             68,832         66,268       61,824         58,812          61,791
    Total deposits                                               482,538        469,220      458,089        452,439         461,776
Borrowed funds                                                        60                                          1           1,051
Other liabilities                                                  2,704          2,697        2,987          3,038           3,142
    Total liabilities                                            485,302        471,917      461,076        455,478         465,969
Stockholders' equity                                              47,532         47,094       47,586         47,334          46,469
    Total liabilities and stockholders' equity                 $ 532,834      $ 519,011    $ 508,662      $ 502,812       $ 512,438

                               COMM BANCORP, INC.
                               ASSET QUALITY DATA
                                 (IN THOUSANDS)

                                                                  Dec.31,      Sept.30,     June 30,      March 31,         Dec.31,
At quarter end                                                     2004          2004         2004          2004             2003
Nonperforming assets:
  Nonaccrual/restructured loans                                   $ 1,972      $  2,105     $  1,490      $   1,368         $ 1,446
  Accruing loans past due 90 days or more                             913           574          400            251             700
  Foreclosed assets                                                   399           257          210            182             261
Total nonperforming assets                                        $ 3,284      $  2,936     $  2,100      $   1,801         $ 2,407

Three months ended

Allowance for loan losses:
Beginning balance                                                 $ 3,809      $  3,743     $  3,652      $   3,584         $ 3,723
Charge-offs                                                           117           119          118            128             303
Recoveries                                                             17            35           59             46              44
Provision for loan losses                                             150           150          150            150             120
Ending balance                                                    $ 3,859      $  3,809     $  3,743      $   3,652         $ 3,584

SOURCE Comm Bancorp, Inc.

/Contact: MEDIA/INVESTORS, Scott A. Seasock, 570-586-0377 or fax, 570-587-3761, of Comm Bancorp, Inc.

Co: Comm Bancorp, Inc.
St: Pennsylvania
In: Fin

Except for the historical information contained, herein, the matters discussed in this press release are forward-looking statements that involve risks and uncertainties in the banking industry and overall economy. Such risks and uncertainties are detailed in the Company's Securities and Exchange Commission reports, including the Annual Report on Form 10-K and quarterly reports on Form 10-Q.